EXHIBIT 10.5







                     GERBER SCIENTIFIC, INC.
                               AND
                   PARTICIPATING SUBSIDIARIES

                SUPPLEMENTAL PENSION BENEFIT PLAN


                     GERBER SCIENTIFIC, INC.
                               AND
                   PARTICIPATING SUBSIDIARIES

                SUPPLEMENTAL PENSION BENEFIT PLAN




                        TABLE OF CONTENTS

ARTICLE I      Name, Purpose and Effective Date . . . .        1
ARTICLE II     Definitions . . . . . . . . . . . . . .         1
ARTICLE III    Eligibility . . . . . . . . . . . . . .         4
ARTICLE IV     Benefits; Form and Time of Payment . . .        4
ARTICLE V      Administration; Amendment and Termination       5
ARTICLE VI     Claims Procedure; Dispute Resolution . .        6
ARTICLE VII    Miscellaneous Provisions . . . . . . . .        7

                     GERBER SCIENTIFIC, INC.
                               AND
                   PARTICIPATING SUBSIDIARIES

                SUPPLEMENTAL PENSION BENEFIT PLAN



Pursuant to a resolution of its Board of Directors GERBER
SCIENTIFIC, INC., a Connecticut corporation (the "Principal
Company"), has adopted this Supplemental Pension Benefit Plan, in the form as follows:

                            ARTICLE I
                           ----------

                Name, Purpose and Effective Date
                --------------------------------

     Section 1.1 Name. This Plan shall be known as the "Gerber
Scientific, Inc. and Participating Subsidiaries Supplemental
Pension Benefit Plan."

     Section 1.2 Purpose. The purpose of this Plan is to attract and retain in the employ of the Company officers and key salaried employees by increasing their financial security through the provision of additional retirement benefits that cannot be provided under the Gerber Scientific, Inc. and Participating Subsidiaries Pension Plan (the "Pension Plan") due to the restrictions of section 401(a) (17) or 415 of the Internal Revenue Code.

     Section 1.3 Effective Date. This Plan shall be effective as of May 1, 1993, and shall apply to Participants and Beneficiaries whose benefit payments under the Pension Plan commence on or after May 1, 1993.


                           ARTICLE II
                           -----------

                           Definitions
                          ------------

     Section 2.1 Definitions. Capitalized terms not defined herein shall have the meanings attributed to them in the Pension Plan, unless the context requires otherwise. When used in this Plan, the following terms shall have the meanings set forth below unless a different meaning is clearly required by the context:

          (a) "Beneficiary" means any individual, trust, estate or other recipient designated by the Participant or otherwise entitled to receive death benefits under the terms of the Pension
Plan.

          (b) "Change of Control" means (i) the acquisition by any person (including a group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act") but excluding the Company or any of its subsidiaries or any person who or which was the beneficial owner on the date the Board adopts the Plan, as reflected in a Schedule 13D or a Schedule 13G filed with the Securities and Exchange Commission as of such date, of more than 6% of the combined voting power of the Company's then outstanding voting securities) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the combined voting power of the Company's then outstanding voting securities; (ii) the first purchase of Common Stock of the Company pursuant to a tender offer or an exchange offer, other than an offer by the Company or any of its subsidiaries; or (iii) approval by shareholders of the Company of a merger, consolidation, liquidation or dissolution of the Company, or of the sale of all or substantially all of the assets of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Company" means the Principal Company and an Individual Company or any acquiring or new controlling entity which has assumed the obligations of the Pension Plan with respect to its Employees, and unless the context shall require otherwise, it shall refer to the Individual Company by which the particular Participant or individual is then employed.

          (e) "Employee" means any person employed by the Company or any member of the Affiliated Group as a common law employee. A Leased Employee shall be considered an Employee. A nonresident alien who receives no earned income from the Affiliated Group which constitutes income from sources within the United States shall not be an Employee.

          (f) "Individual Company" means Gerber scientific Products, Inc., Gerber Optical, Inc., Gerber Garment Technology, Inc., Gerber Systems Technology, Inc. (until May 1, 1992), The Gerber Scientific Instrument Company, renamed effective May 1, 1992 Gerber Systems Corporation, or any other member of the Affiliated Group which shall assume the obligations of the Pension Plan with respect to its Employees by signing an Agreement of Participation with the Principal Company and the Trustee.

          (g) "Participant" means, except as provided in Section 7.3, any Employee who is a participant in the Pension Plan, including any Disabled Participant or Terminated Participant, and whose benefits under the Pension Plan are reduced due to the application of section 401(a)(17) or 415 of the Code.

          (h) "Pension Plan" means the Gerber Scientific, Inc. and Participating Subsidiaries Pension Plan, as of its original effective date and including any subsequent amendments thereto. Following a Change of Control, "Pension Plan" also means any other defined benefit plan adopted by the Company.

          (i)  "Plan" means this Gerber Scientific, Inc. and
Participating Subsidiaries Supplemental Pension Benefit Plan, as of its original effective date including any subsequent amendments thereto.

          (j) "Plan Administrator" means the person, persons, or entity serving as plan administrator of the Pension Plan in accordance with Article XI thereof.

          (k) "Plan Year" means the 12-month period beginning on each May 1.

          (1) "Principal Company" means Gerber Scientific, Inc., and any acquiring or new controlling entity.

     Section 2.2 Usage. The singular form of any word shall include the plural and the masculine gender shall include the feminine wherever necessary for the proper interpretation of this Plan.

                           ARTICLE III
                           -----------

                           Eligibility
                           -----------

     Section 3.1 Eligibility. If at the time a Participant or Beneficiary's benefits commence or recommence under the Pension Plan those benefits are reduced due to the application of the limitations set forth in section 401(a)(17) or 415 of the Code, such individual shall be entitled to participate and receive benefits under this Plan, in accordance with the terms hereof.


                           ARTICLE IV
                           ----------

               Benefits; Form and Time of Payment
               ----------------------------------

     Section 4.1 Benefits. An eligible Participant or Beneficiary shall be entitled under this Plan to a benefit equal to the difference, if any, between (a) and (b):

          (a) The amount of benefits to which the Participant or Beneficiary would be entitled under the Pension Plan if such benefits were computed without giving any effect to the limitations imposed by section 401(a)(17) or 415 of the Code, as now or hereafter in effect; less

          (b) The amount of benefits to which the Participant or Beneficiary is entitled under the Pension Plan.

     The amount of benefits so determined shall be subject to such adjustments as the Plan Administrator, from time to time, deems appropriate to reflect any changes in the level of benefits that can be provided under the Pension Plan, due to the operation of the limitations imposed by section 401(a)(17) or 415 of the Code.

     Section 4.2 Payment of Benefits. Benefits under this Plan shall be paid to each eligible Participant or Beneficiary at the same time and in the same form and manner as benefits are provided to such Participant or Beneficiary under the Pension Plan. Any election made by a Participant or Beneficiary with regard to the distribution of benefits under the Pension Plan, including the designation of a Beneficiary, shall be equally applicable to and binding on such Participant or Beneficiary in connection with the distribution of benefits under this Plan. Any Application for Benefits submitted pursuant to Article IX of the Pension Plan shall be considered to include an application for benefits under this Plan, as calculated under Section 4.1.

     Section 4.3 Effect on Pension Plan. Any benefit payable under the Pension Plan shall be paid solely in accordance with the terms and provisions thereof, and nothing in this Plan shall operate or be construed in any way to modify, amend or affect the terms and provisions of the Pension Plan.

     Section 4.4 Tax Withholding. All benefits payable under this Plan shall be subject to applicable federal, state and local income, payroll and estate tax withholding requirements and all other applicable deductions required by this Plan or by law.


                            ARTICLE V
                            ---------

            Administration; Amendment and Termination
            -----------------------------------------

     Section 5.1 Plan Administrator. The Plan Administrator shall administer this Plan and shall have, exercise and perform with respect to this Plan all the powers, rights, authorities and duties of the Plan Administrator set forth in the Pension Plan with the same effect as if set forth in full herein. The interpretation and construction of any provisions of the Plan by the Plan Administrator and his exercise of any discretion granted under the Plan shall be binding and conclusive on all persons who at any time have or claim to have any interest whatever under this Plan.

     Section 5.2 Amendment and Termination.

          (a) Before a Change of Control, the Principal Company shall have the right to amend or terminate the Plan at any time and from time to time by resolution of the Board of Directors. Notwithstanding the foregoing, no amendment or termination shall
(i) adversely affect the right of any Participant or Beneficiary who was previously receiving benefits under this Plan to continue to receive the benefits to which he was entitled under Section
4.1 prior to such amendment or termination, or (ii) deprive any Participant or Beneficiary of the benefits, if any, under Section
4.1 as in effect prior to such amendment or termination attributable to benefits accrued under the Pension Plan as of the day preceding the amendment or termination.

          (b) If a Change of Control occurs, the Principal company shall cease to have the right to amend or terminate the Plan, and Gerber Scientific, Inc. hereby agrees that in the event that it enters into a transaction that results in a Change of Control it will obtain the agreement of the acquiring or new controlling entity to adopt the Plan and abide by the terms of this Section 5.2(b); provided, however, that if the Pension Plan is terminated following a Change of Control and another defined benefit plan is not adopted, the Principal Company shall have the right to terminate the Plan to the extent that such termination does not (i) adversely affect the right of any Participant or Beneficiary who was previously receiving benefits under this Plan to continue to receive the benefits to which he was entitled under Section 4.1 prior to such termination, or (ii) deprive any Participant or Beneficiary of the benefits, if any, under Section
4.1 as in effect prior to such termination attributable to benefits accrued under the Pension Plan as of the day preceding the termination.

                           ARTICLE VI
                           ----------

              Claims Procedure; Dispute Resolution
              -------------------------------------

     Section 6.1 Filing Claim. Any Participant or Beneficiary who believes he is entitled to benefits under this Plan which he has not been granted may submit a written claim for such benefits to the Plan Administrator. The Plan Administrator shall notify the applicant in writing of the action taken regarding such claim within 90 days following its receipt. In the event the claim is denied, the Plan Administrator shall furnish a written notification which shall include the reasons for the denial, specific references to the Plan provisions on which the denial is based, a description of any additional material or information necessary for the applicant to perfect the claim, including an explanation of why such material or information is necessary, and an explanation of the review procedure set forth hereunder.

     Section 6.2 Appeal. In the event an applicant has received a written denial of a claim submitted under Section 6.1, he may appeal by filing with the Plan Administrator a written request for review. Such request must be made within 60 days following the receipt of the written denial. In connection with any request for review, the applicant may at any time review pertinent documents and may submit issues and comments in writing. The Plan Administrator shall notify the applicant of his determination within 60 days following his receipt of the request for review.

     Section 6.3 Dispute Resolution. All disputes as to the proper amount and/or terms of any payment under this Plan, which are not resolved in accordance with Sections 6.1 and 6.2, shall be resolved conclusively by an independent certified public accounting firm or an enrolled actuary selected by the Company as promptly as reasonably possible after receipt by the Company of a written notice from a Participant or Beneficiary setting forth the nature of the dispute. All other controversies or claims arising out of or relating to this Plan (including the question whether any particular matter is arbitrable hereunder), shall be settled by binding arbitration in the State of Connecticut, in accordance with the Rules of the American Arbitration Association then in force. As a condition of the receipt of benefits under this Plan, all potential Participants and Beneficiaries shall abide by all awards rendered in such arbitration proceedings and all such awards may be filed by the prevailing party with a court having proper jurisdiction as a basis for judgment and the issuance of execution thereon. All costs of any such arbitration shall be borne by the Company; provided, however, that each party shall bear its own legal fees and expenses in connection therewith.

                           ARTICLE VII
                           -----------

                    Miscellaneous Provisions
                    -------------------------

     Section 7.1 Spendthrift Clause. No right, title or interest of any kind in the Plan shall be transferable or assignable by any Participant or Beneficiary or any other person or be subject to alienation, anticipation, encumbrance, garnishment, attachment, execution or levy of any kind, whether voluntary or involuntary. Any attempt to alienate, sell, transfer, assign, pledge, garnish, attach or otherwise encumber or dispose of any interest in the Plan shall be void.

     Section 7.2 Rights Against the Company. The establishment of this Plan shall not be construed as giving to any Participant, Employee or any person whomsoever, any legal, equitable or other rights against the Company, or its officers, directors, agents or shareholders, except as specifically provided for herein, or its giving to any Participant or Beneficiary any equity or other interest in the assets, business or shares of the Company or giving any Employee the right to be retained in the employment of the Company. All Employees and Participants shall be subject to discharge to the same extent that they would have been if this Plan had never been adopted. Subject to the rights of the Company to terminate this Plan or any benefit hereunder, the rights of a Participant or Beneficiary hereunder shall be solely those of an unsecured creditor of the Company.

     Section 7.3 Unfunded Plan. It is the Company's intention that this Plan be a top hat plan, defined as an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, as provided in sections 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended from time to time. The Company reserves the right to restrict participation to those Employees who qualify as "top hat" Employees. The Company may establish and fund one or more trusts for the purpose of paying some or all of the benefits promised to Participants and Beneficiaries under the Plan; provided, however, that (a) any such trust(s) shall at all times be subject to the claims of the Company's general creditors in the event of the insolvency or bankruptcy of the Company, and (b) notwithstanding the creation or funding of any such trust(s), the Company shall remain primarily liable for any obligation hereunder. Notwithstanding the establishment of any such trust(s), the Participants and Beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of any such trust or of the Company.

     Section 7.4 Representations. The Company and the Plan Administrator shall be discharged from any liability in acting upon any representation by an Employee or Beneficiary of any fact affecting his status under this Plan or upon any notice, request, consent, letter, telegram, or other document believed by them, or any of them, to be genuine, and to have been signed or sent by the proper person.

     Section 7.5 Governing Law. THE VALIDITY AND EFFECT OF THIS PLAN AND THE RIGHTS AND OBLIGATIONS OF ALL PERSONS AFFECTED HEREBY SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO ITS OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS, TO THE EXTENT NOT PREEMPTED BY THE LAWS OF THE UNITED STATES.

     Section 7.6 Severability. In the event that any provision of this Plan shall be declared illegal or invalid for any reason, said illegal or invalid provision shall not affect the remaining provisions of this Plan but shall be fully severable, and this Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein.

     Section 7.7 Construction of Plan. The article and section headings and numbers are included only for convenience of reference and are not to be taken as limiting or extending the meaning of any of the terms and provisions of this Plan.

               Dated this 30th day of July, 1993.

Witness:                 GERBER SCIENTIFIC, INC.

/s/ Lucille M. Ignagni   By:      /s/ George M. Gentile
-----------------------          -------------------------
                         Title:  Senior Vice President,
                                 Finance